Fair value of financial instruments	12 Months Ended
Mar. 31, 2012
Fair value of financial instruments
24.	Fair value of financial instruments

The carrying amounts of cash and cash equivalents, accounts receivable, other current assets, accounts payable and accrued liabilities, approximate their fair values due to the short- term nature of these instruments.

Estimation of fair value of financial instrument relies on management judgment; however there are inherent uncertainties in any estimation technique. Therefore, for substantially all financial instruments, the fair values are not necessarily indicative of all the amounts the Company could have realized in a sales transaction as of March 31, 2012. The estimated fair value amounts as of March 31, 2012 have been measured as of this date, and have not been re-evaluated or updated for purposes of these consolidated financial statements.